Nationwide Life Insurance Company: • Nationwide VLI Separate Account - 2

Prospectus supplement dated May 3, 2010 to
Prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.	“Appendix A: Sub-Account Information” is amended to reflect that the following underlying mutual funds do not assess (or reserve the right to assess) a short-term trading fee:

Fidelity Variable Insurance Products Fund – VIP Growth Portfolio: Initial Class
Nationwide Variable Insurance Trust – NVIT Money Market Fund: Class I
Nationwide Variable Insurance Trust – NVIT Nationwide Fund: Class I